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                                  CROW WINTHROP
                         DEVELOPMENT LIMITED PARTNERSHIP

                FIFTH AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT
                                       AND
                            CERTIFICATE OF AMENDMENT


         This Fifth Amendment to Limited Partnership Agreement and Certificate of Amendment of CROW WINTHROP DEVELOPMENT LIMITED PARTNERSHIP (formerly known as Jamboree Development Limited Partnership) is entered into and effective this _____ day of October, 2003 ("Effective Date"), by and between CROW IRVINE #2, a California limited partnership ("CI"), as the General Partner, and WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP, a Delaware limited partnership ("WCI"), as the Limited Partner ("Fifth Amendment").


                              Preliminary Statement

A. The Limited Partnership Certificate of Crow Winthrop Development Limited Partnership (the "Partnership"), dated January 10, 1985, was filed with the office of the Maryland State Department of Assessment and Taxation on January 24, 1985. The Partnership is governed by the Limited Partnership Agreement and Certificate of Amendment of the Partnership, dated May 24, 1985 ("Original Partnership Agreement"), which was amended by that certain First Amendment to Limited Partnership Agreement and Certificate of Amendment dated effective July 26, 1985 ("First Amendment"), that certain Second Amendment to Limited Partnership Agreement and Certificate of Amendment dated effective as of January 1, 1987 ("Second Amendment"), that certain Third Amendment to Limited Partnership Agreement and Certificate of Amendment dated effective as of January 1, 1990 ("Third Amendment") and that certain Fourth Amendment to Limited Partnership Agreement and Certificate of Amendment dated as of February 28, 1992 ("Fourth Amendment"). The Original Partnership Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to in this Fifth Amendment as the "Partnership Agreement".

B. Concurrently with the execution of this Fifth Amendment, CI and WCI have entered into a settlement agreement to settle the disputes between them, including all disputes pending in the Superior Court of the State of California, County of Orange, as Case Nos. 00CC004296 and 812346 ("Settlement Agreement").

C. The purposes of this Fifth Amendment are (i) to effectuate the terms of the Settlement Agreement; (ii) to amend certain provision of the Partnership Agreement as set forth in this Fifth Amendment; and (iii) to continue the Partnership as currently existing without any other changes to the Partnership Agreement.

D. All capitalized terms, unless otherwise defined in this Fifth Amendment, shall have the meanings set forth in the Partnership Agreement.


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         NOW THEREFORE, with reference to the foregoing and for valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged, and the parties intending to be legally bound, CI and WCI agree as follows:

         1. Following Defined Terms in Article I are amended or deleted as follows:

                "Accountants" means a firm of certified public accounts as may be engaged by the Partnership.

                "Adjusted Capital Account" is defined in Section 8.1 below.

                "Capital Proceeds" means the gross proceeds of a Capital Transaction less (i) such portion thereof as is applied to repay existing third party indebtedness of the Partnership that is secured by a mortgage, deed of trust or other security interest in the asset that is the subject of such Capital Transaction, and (ii) reasonable, customary and necessary closing third party costs incurred by the Partnership in connection with such Capital Transaction. For the avoidance of doubt, the third party indebtedness referred to in clause (i) of this definition shall not include any indebtedness of the Partnership to CI or any Affiliate of CI, and the third party costs referred to in clause (ii) of this definition shall not include any costs payable to CI or any Affiliate of CI (unless, at the time of such Capital Transaction, CI is entitled to receive Cash Flow pursuant to Section 8.2.B(i) below, in which event CI and/or an Affiliate of CI shall be entitled to receive in connection with such Capital Transaction reasonable, customary and necessary fees for services rendered, but only in an amount which, when added to all fees and other payments made to CI or any Affiliate of CI by the Partnership and/or any entity in which the Partnership has a direct or indirect interest in the calendar year in which the Capital Transaction is consummated, does not exceed the limitation on Cash Flow set forth in Section 8.2.B(i)).

                "Capital Transaction" means any transaction the proceeds of which do not constitute Cash Flow, including without limitation, (i) a refinancing of a Mortgage or other indebtedness by the Partnership or any entity in which the Partnership has a direct or indirect interest, (ii) the placement of new or additional financing by the Partnership or any entity in which the Partnership has a direct or indirect interest (other than (x) extensions of credit by vendors due and payable within sixty (60) days in the ordinary course of business, and (y) leases of personal property in the ordinary course of business), (iii) a sale, exchange, condemnation (or similar eminent domain taking), casualty, contribution to a joint venture or other entity, or other disposition of the Excess Land or any portion thereof or any Improvements thereon (excluding (x) dispositions of tangible personal property having a value not exceeding $100,000 in the aggregate in any calendar year (less the value of any personal property disposed of in such calendar and referred to in the parenthetical set forth in clause (iv) of this definition) in the ordinary course of business, and (y) leases permitted by Section 4.2.A(xv) below for the actual occupancy of the tenant thereunder) by the Partnership or any entity in which the Partnership has a direct or indirect interest , or (iv) a sale, exchange, condemnation (or similar eminent domain taking), casualty, contribution to a joint venture or other entity, or other disposition of any other asset of the Partnership or of any entity in which the Partnership has a direct or indirect interest (excluding (x) dispositions of tangible personal property having a value not exceeding $100,000 in the aggregate in any calendar year (less the value of any personal property disposed of in such calendar and referred to in the parenthetical set forth in clause (iii) of this definition) in the

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ordinary course of business, and (y) leases permitted by Section 4.2.A(xv) below for the actual occupancy of the tenant thereunder).

                "CI" means Crow Irvine #2, a California limited partnership.

                "Operating Partnership" is deleted in its entirety.

                "Operating Partnership Agreement" is deleted in its entirety.

                All references to "Operating Partnership" and "Operating Partnership Agreement" in the Partnership Agreement are deleted in their entirety.

                "Operating Revenue" means all gross revenue collected from the operations of the Partnership in the ordinary course of business (and shall expressly exclude the proceeds of a Capital Transaction).

                "Partnership Subsidiaries" is defined in Section 10.12 below.

                "WCI" means Winthrop California Investors Limited Partnership, a Delaware limited partnership.

                "WCI Preference" is defined in Section 8.2.C below.

                All references to "WIP" and/or "Winthrop" are changed to "WCI".

                "WIP's Proportionate Capital Contribution" is deleted in its entirety.

                "Yield" is defined in Section 8.2.C below.

         2. Section 2.2 of the Partnership Agreement is deleted in its entirety and replaced by the following:

                "Section 2.2 Name and Principal Office

                The name of the Partnership is "Crow Winthrop Development Limited Partnership". The principal office of the Partnership shall be 3121 Michelson Drive, Suite 505, Irvine, California 92612. The principal office of the Partnership in Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The resident agent of the Partnership in Maryland shall be National Registered Agents Inc. of Maryland, 11 E. Chase Street, Baltimore, Maryland 21202. The General Partner may at any time change the location of such principal office and shall give due notice of any such change to the Limited Partner, provided that any such principal office shall be located in California or Maryland."

         3. Section 3.2.J of the Partnership Agreement is deleted in its entirety and replaced by the following:

                "J. As of the Effective Date of this Fifth Amendment, each of the Partners has made all Capital Contributions required by the foregoing provisions of this Section 3.2."

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

                Section 3.4.B of the Partnership Agreement is deleted in its entirety.

         4. Section 4.1.B (xvi) is added to the Partnership Agreement as follows:

                "(xvi) Prior to the payment in full by the Partnership to WCI of the WCI Preference and any accrued and unpaid Yield pursuant to Section 8.2.C below, the Partnership shall provide WCI with seven (7) days prior written notice of the closing of any Capital Transaction. The notice shall include identification of (a) the asset subject to the capital Transaction; (b) the purchaser or lender; (c) the material terms of the Capital Transaction; (d) the timing of the Capital Transaction; and (e) an affirmative statement that the Capital Transaction does not involve an Affiliate of CI. In the event that the capital Transaction involves an Affiliate of CI (and notwithstanding any contrary provision of Section 4.5 of this Agreement), CI shall not have any authority on behalf of the Partnership or any entity in which the Partnership has a direct or indirect interest (or otherwise relating to any asset of the Partnership or any such other entity) to enter into, approve or consummate such Capital Transaction without the prior written consent of WCI (which consent may be withheld, delayed or conditioned in WCI's sole discretion), except that WCI's consent shall not be required if upon consummation of such Capital Transaction WCI will receive payment in full the WCI Preference and any accrued and unpaid Yield, if applicable."

                Section 4.2.A (xiv), (xv), (xvi) and (xvii) are added to the Partnership Agreement as follows:

                "(xiv) Prior to the payment in full by the Partnership to WCI of the WCI Preference and any accrued and unpaid Yield pursuant to Section 8.2.C below, CI shall not (and shall cause its Affiliates not to) on its own or on behalf of the Partnership (or on behalf of any entity in which the Partnership has a direct or indirect interest) make any additional loans to the Partnership (or any entity in which the Partnership has a direct or indirect interest) without the prior written consent of WCI (which consent may be withheld, delayed or conditioned in WCI's sole discretion), except that the consent of WCI shall not be required if such loans are expressly and unconditionally subordinate to the WCI Preference and Yield and to WCI's right to receive distributions and other payments to be made to WCI under this Agreement.

                (xv) CI shall not (and shall cause its Affiliates not to) on its own or on behalf of the Partnership (or on behalf of any entity in which the Partnership has a direct or indirect interest) enter into any lease agreements or any executory contract for a term of more than fifteen (15) years, including any options thereto, without the prior written approval of WCI, which approval may be withheld, delayed or conditioned in WCI's sole discretion.

                (xvi) CI shall not (and shall cause its Affiliates not to) on its own or on behalf of the Partnership (or on behalf of any entity in which the Partnership has a direct or indirect interest) contribute any Partnership asset (or any asset of any entity in which the Partnership has a direct or indirect interest) to a joint venture or other entity, or form any subsidiary of the Partnership (or of any entity in which the Partnership has a direct or indirect interest) (wholly or partially owned), if the terms of the joint venture agreement or other organizational or governing document of such entity or subsidiary would prevent or inhibit WCI from exercising its rights under Section 5.1.F below or obtaining the payment of the WCI Preference and any unpaid Yield, if applicable, under Section 8.2.C(ii) below.

                (xvii) CI shall not (and shall cause its Affiliates not to) on its own or on behalf of the Partnership (or on behalf of any entity in which the Partnership has a direct or indirect interest) enter into any agreement the effect of which would be (a) to prevent or inhibit the execution or enforcement of WCI's rights under this Agreement, including but not limited to the exchange of the General Partner's rights and obligations pursuant to Section 5.1.F below, or (b) to diminish the potential Capital Proceeds that could be derived from a Capital Transaction with respect to any Partnership asset (or any asset of any entity in which the Partnership has a direct or indirect interest) in order to increase the Cash Flow of the Partnership. The formation of one or more Partnership Subsidiaries, and the extension of inter-company loans between the Partnership and the Partnership Subsidiaries or between Partnership Subsidiaries in the ordinary course of business, shall not violate this Section 4.2.A(xvii), and shall not require the consent of WCI".

                Section 4.4 H is added to the Partnership Agreement as follows:

                  "H. Anything in this Agreement to the contrary notwithstanding, the admission to the Partnership (or to any entity in which the Partnership has a direct or indirect interest)of any new partner (or other equity owner) shall not have any dilutive, diminishing or delaying effect on WCI's entitlement to the WCI Preference or, if applicable, the Yield or any Cash Flow.

         5. Section 5.1.E is added to the Partnership Agreement as follows:

                "E. WCI agrees to surrender its Interest in the Partnership to CI (or, at the option of CI, to an Affiliate of CI) immediately following payment in full by the Partnership to WCI of the WCI Preference and any accrued and unpaid Yield, if applicable, pursuant to Section 8.2.C below."

                Section 5.1.F is added to the Partnership Agreement as follows:

                "F. If (i) the WCI Preference and any accrued and unpaid Yield, if applicable, is not paid to WCI as set forth in Section 8.2.C below within sixty (60) months of the Effective Date of this Fifth Amendment, or (ii) WCI prevails in an action as provided in Section 8.4.A below, then, automatically and without further action by any Partner, CI shall become the Limited Partner of the Partnership with all of the rights and obligations of the Limited partner now possessed by WCI, other than WCI's right to receive distributions of Capital Proceeds from a Capital Transaction pursuant to Section 8.2.C below and WCI's right to receive distributions upon termination and winding up of the Partnership pursuant to Section 8.3 below, and WCI shall become the General Partner of the Partnership with all of the rights and obligations of the General partner now possessed by CI, including but not limited to all fees and contractual rights to which CI or its Affiliates are entitled, other than CI's right to receive distributions of Capital Proceeds from a Capital Transaction pursuant to Section 8.2.C below and CI's right to receive distributions upon termination and winding up of the Partnership pursuant to Section 8.3 below. In the event WCI becomes the General partner pursuant to this Section 5.1.F, in any provisions of the Partnership Agreement whenever CI, as the current General Partner, is replaced by WCI as the replacement General Partner, WCI must accord to CI all the same rights, duties, assurances and restrictions CI was previously obligated to provide to WCI under the Partnership Agreement."

         6. Section 6.6 of the Partnership Agreement is deleted in its entirety.

         7. There are no changes to Section 7.

         8. Section 8.1 of the Partnership Agreement is deleted in its entirety and replaced by the following:

                "Section 8.1 Profits and Losses

                Net Income, Net Loss, Gain from a Capital Transaction, or Loss from a Capital Transaction of the Partnership for each fiscal year shall be allocated to the Partners in such manner and proportions as may be necessary from time to time so as to ensure (to the extent possible) that the balances of the Capital Accounts of the Partners reflect the then current entitlement of the Partners to receive distributions in accordance with Sections 8.2.B and 8.2.C, assuming that all of the Partnership's assets are sold for their book basis at the end of the fiscal year. Notwithstanding the foregoing, (i) to the extent that any allocation of Net Loss or Loss from a Capital Transaction pursuant to this Section 8.1 would cause or increase a deficit balance in a Partner's Adjusted Capital Account, such portion of such Net Loss or Loss from a Capital Transaction shall be reallocated among the Partners with positive Adjusted Capital Account balances, pro rata in accordance with such positive balances, until no Partner has a positive Adjusted Capital Account balance, and (ii) to the extent that any allocations were made pursuant to clause (i) above, then Net Income or Gain from a Capital Transaction shall be allocated to the Partners until the aggregate amount of Net Income or Gain from a Capital Transaction allocated under this clause (ii) is equal to the aggregate amount of Net Loss or Loss from a Capital Transaction allocated pursuant to clause (i). The term "Adjusted Capital Account" means, with respect to any Partner, the balance in such Partner's Capital Account as of the end of the relevant fiscal year, adjusted as follows: (a) credit to such Capital Account the amount which such Partner is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulation Section 1.704-2(g)(1) and the penultimate sentence of Treasury Regulation Section 1.704-2(i)(5); and (b) debit to such Capital Account the items described in subclauses (4), (5) and (6) of Treasury Regulation Section 1.704-1(b)(2)(ii)(d)."

                Section 8.2 of the Partnership Agreement is deleted in its entirety and replaced by the following:

                  "Section 8.2  Distributions

                A. Definition of Cash Flow. For all purposes of the Partnership Agreement, the term "Cash Flow" shall mean the Net Operating Income of the Partnership subject to the following:

                   (i) Any amounts set aside as reserves prior to the Effective Date of this Fifth Amendment shall be applied to the payment of the WCI Preference when and to the extent CI no longer regards such reserves as reasonably necessary in the efficient conduct of

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

the affairs of the Partnership, provided, however, that any such reserves actually expended in the conduct of the affairs of the Partnership shall not be applied to the payment of the WCI Preference. Any amounts set aside as reserves on or after to the Effective Date of this Fifth Amendment shall be added to Net Operating Income in determining Cash Flow when and to the extent CI no longer regards such reserves as reasonably necessary in the efficient conduct of the affairs of the Partnership.

                   (ii) Any amounts paid by the Partnership for Operating Expenses from insurance or condemnation proceeds or loan proceeds shall be added to Net Operating Income in determining Cash Flow.

                   (iii) Accrued and unpaid expenses shall be deducted from Net Operating Income in determining Cash Flow (except to the extent that any such expense has previously been deducted in the computation of Net Operating Income (i.e., such expenses should not be deducted twice)).

         Cash Flow shall be determined separately for each calendar year or fractional portion thereof and shall not be cumulative. In no event shall Cash Flow include any Capital Proceeds.

                B. Distribution of Cash Flow. Cash Flow for each calendar year (or fractional portion thereof) shall be distributed as follows:

                   (i) To CI, an amount of Cash Flow which, when added to all fees and other payments made to CI or any Affiliate of CI by the Partnership and/or any entity in which the Partnership has a direct or indirect interest in such calendar year, shall equal $3,500,000 (or, in the case of any fractional portion of a calendar year, an amount equal to the product of $3,500,000 and a fraction, the numerator of which is the number of days in such fractional portion of a calendar year, and the denominator of which is 365), unless CI is in default under the Settlement Agreement or WCI is the General Partner pursuant to Section 5.1.F above.

                   (ii) To WCI, an amount of Cash Flow which, when added to all fees and other payments made to WCI or any Affiliate of WCI by the Partnership and/or any entity in which the Partnership has a direct or indirect interest in such calendar year, shall equal $3,500,000 (or, in the case of any fractional portion of a calendar year, an amount equal to the product of $3,500,000 and a fraction, the numerator of which is the number of days in such fractional portion of a calendar year, and the denominator of which is 365), if CI is in default under the Settlement Agreement or WCI is the General Partner pursuant to
Section 5.1.F above.

Any Cash Flow that is not distributed pursuant to the foregoing provisions of this Section 8.2.B shall be reserved by the Partnership and/or used by the Partnership to pay (1) Operating Expenses, (2) the cost of capital improvements to any asset of the Partnership (or of any entity in which the Partnership has a direct or indirect interest) made in accordance with the terms and conditions of this Agreement, (3) to the extent not covered by clause (1) and clause (2) of this paragraph of this Section 8.2.B, interest reserves, capital repairs, capital replacements, capital improvements, governmental fees, assessments and bonds, and pre-development expenses relating to the Excess Land and any Improvements thereon or any other assets and Improvements owned by the Partnership or any entity in which the Partnership has a direct or indirect interest,

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or (4) inter-company loans and the repayment of same between the Partnership and the Partnership Subsidiaries or between the Partnership Subsidiaries, but in no event shall any of the expenditures made pursuant to this paragraph of this
Section 8.2.B be paid to (x) CI or any Affiliate of CI during the period that clause (i) of this Section 8.2.B is in effect or (y) WCI or any Affiliate of WCI during the period that clause (ii) of this Section 8.2.B is in effect, provided that any Cash Flow that is not distributed to CI pursuant to clause (i) of this
Section 8.2.B, or WCI pursuant to clause (ii) of this Section 8.2.B, as the case may be, shall be applied to the payment of the Yield as and when the Yield is due and payable.

                C. Distribution of Proceeds of a Capital Transaction. Capital Proceeds arising from a Capital Transaction shall be applied in the following order of priority:

                   (i) An amount thereof, not to exceed a cumulative total of eight million dollars ($8,000,000), may be reserved by the Partnership for payment of (1) Operating Expenses, (2) the cost of capital improvements to any asset of the Partnership (or of any entity in which the Partnership has a direct or indirect interest) made in accordance with the terms and conditions of this Agreement, or (3) to the extent not covered by clause (1) and clause (2) of this
Section 8.2.C(i), interest reserves, capital repairs, capital replacements, capital improvements, governmental fees, assessments and bonds, and pre-development expenses relating to the Excess Land and any Improvements thereon or any other assets and Improvements owned by the Partnership or any entity in which the Partnership has a direct or indirect interest, or (4) inter-company loans and the repayment of same between the Partnership and the Partnership Subsidiaries or between the Partnership Subsidiaries, but in no event shall any of the expenditures made pursuant to this Section 8.2.C (i) be paid to CI or any Affiliate of CI.

                   (ii) Subject to the limitation described in this Section 8.2.C(ii), the remaining amount of such Capital Proceeds shall be distributed to WCI promptly after the consummation of such Capital Transaction, provided that such amount shall not exceed a cumulative total of twenty-two million dollars ($22,000,000) (the "WCI Preference").

                   (iii) After the WCI Preference and any accrued and unpaid Yield, if applicable, has been paid in full to WCI, all other Capital Proceeds shall be distributed to CI."

It is understood that Capital Proceeds paid other than in cash shall be distributed in accordance with the foregoing provisions of this Section 8.2.C as and when such Capital Proceeds are available in cash.

Any payments made to WCI pursuant to this Section 8.2.C shall be applied first to the Yield, if any, and then to the WCI Preference.

If, after the twenty-fourth (24th) month from the Effective Date of this Fifth Amendment, any portion of the WCI Preference remains unpaid, then, commencing with respect to the twenty-fifth (25th) month after the Effective Date of this Fifth Amendment, WCI shall be entitled to receive an additional sum (the "Yield") equal to six percent (6%) per annum times the WCI Preference (or the remaining unpaid portion thereof). The Yield shall be payable semi-annually on the first day of the thirtieth (30th) month after the Effective Date and on the first day of each sixth (6th) month thereafter until the WCI Preference and any accrued and unpaid Yield, if

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applicable, has been paid in full. The Yield shall be paid from Cash Flow that is not distributed to CI or WCI , as the case may be, pursuant to Section 8.2.B, and to the extent that such Cash Flow is insufficient to pay the Yield in full as and when the Yield is due and payable, the Yield shall be paid by CI from its own funds.

                Section 8.3 of the Partnership Agreement is deleted in its entirety and replaced by the following:

                "Section 8.3 Distribution and Payment Upon Termination and Winding Up

                Upon termination of the Partnership, its assets shall be converted to cash or its equivalent and its affairs shall be wound up with reasonable speed but with a view towards obtaining fair market value for Partnership assets, and thereupon the proceeds of liquidation shall be distributed in accordance with Section 8.2.C."

                Section 8.4 of the Partnership Agreement is added as follows:

                "Section 8.4 Remedy Upon Default, Fraud, etc.

                A. In the event CI is in default of the terms of the Partnership Agreement (as amended by this Fifth Amendment), CI shall have ten (10) days to cure any such default after receipt from WCI of notice setting forth the existence of the specific default to be cured. If (i) CI fails to cure a default of which it has been given notice as provided by this Section 8.4.A within ten
(10) days of receipt of such notice, and WCI initiates an action and is granted a judgment against CI to the effect that CI committed such default and failed to cure such default within ten (10) days of receipt of such notice, or (ii) WCI initiates an action for fraud, embezzlement, conversion, misappropriation of funds, breach of fiduciary duty, self-dealing or similar cause of action, and WCI is granted a judgment against CI in such action on any such cause of action, then WCI will become the General Partner of the Partnership and CI will become the Limited Partner in accordance with Section 5.1.F. Thereafter, WCI will remain the General Partner of the Partnership and CI will remain the Limited Partner, only until such time as WCI has been paid the WCI Preference and any unpaid Yield, if applicable, at which time WCI will surrender its Interest pursuant to Section 5.1.E.

                B. If WCI initiates an action against CI seeking remedy of a default of the Partnership Agreement (as amended by this Fifth Amendment) under this Section 8.4 or for fraud, embezzlement, conversion, misappropriation of funds, breach of fiduciary duty, self-dealing or similar cause of action, and CI is the prevailing party then, in addition to any other relief awarded to CI, CI will recover from WCI the sum of two (2) times the attorney's fees actually incurred by CI in defense of such action."

         9. Section 9.1 of the Partnership Agreement is deleted in its entirety and replaced by the following:

                "Section 9.1 Books and Records

                A. The Partnership shall keep or cause to be kept complete and accurate books and records of the Partnership (and any entity in which the Partnership has a direct or indirect interest) and supporting documentation of transactions with respect to the conduct of the Partnership's (and each such entity's) business, which shall be maintained in accordance with generally accepted accounting principles. Such books and records will include, without limitation, all documentation for any such transactions including bank statements, bank deposit slips and bank reconciliations, cash receipts and disbursement records, paid invoices, appropriate details of accrued expenses and property records and information necessary for preparation of tax returns, including analysis of repairs, capital improvements, taxes, and professional fees. The books and records of the Partnership (and any entity in which the Partnership has a direct or indirect interest) shall be maintained in the principal office of the Partnership in California.

                B. Until such time as WCI is required to surrender its interest in the Partnership pursuant to Sections 5.1.E above:

                   (i) WCI, and its authorized representatives, may inspect and audit the books and records of the Partnership (and any entity in which the Partnership has a direct or indirect interest), quarterly, at the principal office of the Partnership in California, at WCI's expense. If the financial statements provided by the Partnership to WCI pursuant to Sections 9.1B(ii) and 9.1B(iii) cannot be used by WCI in the materials, or in completing the materials, required to be filed by WCI with the Securities and Exchange Commission or any other governmental agency, CI will cooperate, at no cost to CI, with WCI and its authorized representatives in connection with any such inspection or audit of the books and records of the Partnership (and any entity in which the Partnership has a direct or indirect interest). Without limiting the generality of the foregoing provisions of this Section 9.1.B(i), CI shall, at no cost to CI, take such action (or cause the Partnership and any entity in which the Partnership has a direct or indirect interest to take such action) as may be necessary to permit WCI's authorized representatives to conduct audits of the books and records of the Partnership (and any entity in which the Partnership has a direct or indirect interest) in accordance with generally accepted auditing standards, including without limitation, requesting third party confirmations from lenders, attorneys and others. Any such inspection or audit may be with respect to such prior periods as WCI may elect to inspect or audit. Notwithstanding any other provision of this Agreement, if the financial statements provided by the Partnership to WCI pursuant to Sections 9.1B(ii) and 9.1B(iii) meet the requirements of Sections 9.1B(ii) and 9.1B(iii), respectively, but such financial statements cannot be used by WCI in the materials, or in completing the materials, required to be filed by WCI with the Securities and Exchange Commission or any other governmental agency, such fact shall in no event constitute a default by the Partnership or CI under the Partnership Agreement or this Fifth Amendment.

                   (ii) CI will cause the Partnership to provide WCI with unaudited quarterly consolidated financial statements of the Partnership and any entity in which the Partnership has a direct or indirect interest (consisting of a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of partners capital and a consolidated statement of cash flows) within thirty (30) days of the date ending each calendar quarter, commencing with the calendar quarter ending March 31, 2004.

                   (iii) CI will cause the Partnership to provide WCI with annual consolidated financial statements of the Partnership and any entity in which the Partnership has a direct or indirect interest (consisting of a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of partners capital and a consolidated statement of cash flows), audited by the Accountant, within seventy-five (75) days after the end of the calendar year, commencing with the calendar year ending December 31, 2003.

                   (iv) WCI's right under this Section 9.1.B shall terminate upon the payment in full to WCI of the WCI Preference and any accrued and unpaid Yield, if applicable."

         Section 9.3 of the Partnership Agreement is deleted in its entirety and replaced by the following:

         "Section 9.3 Accountants and Reports

         At the end of each calendar year, the Partnership or its Accountants shall prepare and furnish to each person who was a Partner during such calendar year (i) the financial statements described in Section 9.1.B(iii) above within seventy-five (75) days after the end of each calendar year, and (2) the Partnership Information Income Tax Return (or such similar return as may be required for federal income tax purposes) and such other returns as may be prepared for California and any other state income tax purposes within one hundred (100) days after the end of each calendar year."

         Section 9.9 of the Partnership Agreement is added as follows:

         "Section 9.9 No Prohibited Transactions

         A. As an inducement to WCI to enter into this Fifth Amendment, CI hereby represents and warrants to WCI that no material transaction or material event has occurred since June 30, 2003 with respect to the Partnership, any entity in which the Partnership has a direct or indirect interest, or any asset of the Partnership or any such other entity, that would have been prohibited by, or would have required WCI's consent pursuant to, the terms of the Partnership Agreement or this Fifth Amendment if this Fifth Amendment were in effect as of the date of the occurrence of such material transaction or material event. CI shall have ten (10) days after notice from WCI of its knowledge of an undisclosed material transaction or material event to cure the misrepresentation and warranty arising as a consequence thereof by taking such action as may be necessary restore the Partnership and/or any entity in which the Partnership has a direct or indirect interest to the same economic position as the Partnership or entity would have been in if such material transaction or material event had not occurred.

         B. As an inducement to CI to enter into this Fifth Amendment, WCI hereby represents and warrant to CI that no material transaction or material event has occurred since June 30, 2003 with respect to the Operating Partnership, any entity in which the Operating Partnership has a direct or indirect interest, or any asset of the Operating Partnership or any such other entity, that would have been prohibited by, or would have required CI's consent pursuant to, the terms of the Partnership Agreement of the Operating Partnership. WCI shall have ten (10) days after notice from CI of its knowledge of an undisclosed material transaction or material event to cure the misrepresentation and warranty arising as a consequence thereof by taking such action as may be necessary restore the Operating Partnership and/or any entity in which the Operating Partnership has a direct or indirect interest to the same economic position as the Operating Partnership or entity would have been in if such material transaction or material event had not occurred.

         10. Section 10.10 of the Partnership Agreement is added as follows:

                "Section 10.10 Attorneys' Fees

                If any Partner to this Fifth Amendment or the Partnership Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Fifth Amendment or the Partnership Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing or defending such action or proceeding or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this
Section 10.10, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy and debtor and third party examinations; (4) discovery; and all costs associated with discovery including expert witness fees. This Section
10.10 is intended to be expressly severable from the other provisions of this Fifth Amendment (other than Section 8.4.B above) and the Partnership Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment."

                Section 10.11 of the Partnership Agreement is added as follows:

                "Section 10.11 Confirming Amendments

                The parties agree that all other and further amendments to the Partnership Agreement necessary or helpful to conform the Partnership Agreement of the terms and provisions of the Settlement Agreement, and to effectuate this Fifth Amendment, shall be deemed by the parties to have been made to the Partnership Agreement even though any relevant portion of the Partnership Agreement has not been expressly referred to or specifically amended by this Fifth Amendment. In the event of a conflict between the terms of the Partnership Agreement and the terms of this Fifth Amendment, the terms of this Fifth Amendment shall control, including any necessary or helpful conforming amendments to the Partnership Agreement authorized by this provision of the Fifth Amendment. Except as expressly modified and amended by this Fifth Amendment, all other terms, conditions and provisions of the Partnership Agreement shall remain unchanged and in full force and effect and are expressly ratified, reaffirmed and republished by the Fifth Amendment."

                Section 10.12 of the Partnership Agreement is added as follows:

                "Section 10.12. Partnership and Subsidiaries


                As of the Effective Date of this Fifth Amendment, the Partnership owns direct and/or indirect interests in a number of entities ("Partnership Subsidiaries"). It is the intention of CI and WCI that, as between CI and WCI, the Partnership and the Partnership Subsidiaries be treated as a single entity for purposes of determining the respective rights and obligations of CI and WCI with respect to the Partnership, the Partnership Subsidiaries and their respective assets. In order to give effect to the intention of CI and WCI described in the preceding sentence, it is agreed by CI and WCI that the terms and conditions of the Partnership Agreement, as modified by this Fifth Amendment, shall be interpreted to govern the Partnership and the Partnership Subsidiaries as if they were a single entity.

                                  [END OF TEXT]

This Fifth Amendment has been executed by the parties as set forth below and is effective as of the Effective Date.

CI:                                                   WCI:

CROW IRVINE #2,                                       WINTHROP CALIFORNIA INVESTORS
a California limited partnership                      LIMITED PARTNERSHIP, a Delaware limited
                                                      partnership

By: CROW IRVINE #1 LIMITED
    PARTNERSHIP                                       By: Winthrop Financial Associates, a Limited
    a Texas general partnership                           Partnership
    its general partner                                   Managing General Partner



    By:                                                   By:
       -------------------------------                        -------------------------------
        William H. Lane, Jr.                                  Peter Braverman
        Management General Partner                            Executive Vice President





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